AXP(R)
     Focused
         Growth
              Fund

2002 SEMIANNUAL REPORT

AXP Focused Growth Fund seeks to provide shareholders with long-term capital growth.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson


CONTENTS

From the Chairman                                        2
Economic and Market Update                               3
Fund Snapshot                                            5
Questions & Answers with Portfolio Management            6
Investments in Securities                                9
Financial Statements                                    12
Notes to Financial Statements                           15

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2 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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3 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


KEY POINTS
-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Fund Snapshot AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                            Dan Rivera
Tenure/since                                                     6/5/02
Years in industry                                                    18

Portfolio manager                                   C. Steven Brennaman
Tenure/since                                                     6/5/02
Years in industry                                                     7

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 6/26/00        B: 6/26/00        C: 6/26/00       Y: 6/26/00

Ticker symbols
A: AFAFX          B: AFTBX          C: --            Y: --

Total net assets                                          $48.0 million

Number of holdings                                     approximately 60

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                    X  LARGE
                    X  MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Common stocks 78.2%
Preferred stock 1.2%
Bonds 8.6%
Cash equivalents 12.0%

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                        21.4%
Retail                                                              9.8
Banks and savings & loans                                           8.0
Health care services                                                8.0
Computers & office equipment                                        7.0

TOP TEN HOLDINGS

Percentage of portfolio assets

Johnson & Johnson                                                   2.9%
Pfizer                                                              2.8
Microsoft                                                           2.7
Wal-Mart Stores                                                     2.7
General Electric                                                    2.5
Fifth Third Bancorp                                                 2.5
Cardinal Health                                                     2.4
Viacom Cl B                                                         2.4
Medtronic                                                           2.4
Lowe's Companies                                                    2.4

Funds that concentrate investments in a limited number of securities may involve greater risks and more price volatility than more diversified funds. Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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5 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the first half of its fiscal year?

A: We are disappointed in the Fund's return for the six-month period ended Sept. 30, 2002. For the six-month period ended Sept. 30, 2002, the Fund's Class A shares (excluding sales charges) returned -36.53%, underperforming the Russell 1000(R) Growth Index, which delivered -30.91%, and the Lipper Large-Cap Growth Funds Index, which returned -29.31% for the same timeframe.

Q:  What factors significantly impacted performance?

A: The most pressing influence on performance has clearly been the concentrated nature of the Fund's holdings.

    In general, the theme this period was that stocks traded on a very individual basis and no one sector truly moved in a "block." Therefore we concentrated on individual stock selection, which benefited performance.

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Sept. 30, 2002

  0%
 -5%
-10%
-15%
-20%
-25%                      (bar 2)       (bar 3)
-30%                      -30.91%       -29.31%
-35%        (bar 1)
-40%        -36.53%

(bar 1) AXP Focused Growth Fund Class A (excluding sales charge)

(bar 2) Russell 1000(R) Growth Index(1) (unmanaged)

(bar 3) Lipper Large-Cap Growth Funds Index(2)

(1) Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the 1000 largest companies in the Russell 3000(R) Index, which represents 92% of the total market capitalization of the Russell 3000 Index. These companies have higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) > In general, the theme this period was that stocks were traded on a very individual basis. (end callout quote)

Q:  What changes did you make to the portfolio?

A: First, we lowered the cyclical nature of the portfolio by further reducing our technology exposure and by increasing the number of consumer staples stocks and healthcare company stocks. In essence, we moved to mitigate the cyclical bet that we had in the earlier months of the year.

    Second, in general, we adopted a "scale weighting" for the portfolio versus its benchmark. This means that while our allocations will mirror the proportionate weightings of the benchmark, they will not exactly replicate those weightings.


AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (6/26/00)                 (6/26/00)                 (6/26/00)                  (6/26/00)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)

6 months                -36.53%      -40.19%       -36.57%      -39.75%      -36.57%      -37.21%      -36.36%      -36.36%
1 year                  -25.27%      -29.55%       -25.95%      -28.91%      -25.95%      -25.95%      -25.13%      -25.13%
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception         -43.10%      -44.57%       -43.52%      -44.52%      -43.47%      -43.47%      -42.92%      -42.92%


(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the coming months?

A: Reasonable caution seems to be the most prudent approach for us, given the state of the markets. Economic growth, while it is there, is certainly not robust. Typically, recovery years have shown 6%-7% economic growth and we're clearly not enjoying that currently. Therefore, we plan to take a sector neutral positioning approach over the next few months. We are reasonably positioned in healthcare and some consumer staples company stocks, which generally hold up in uncertain times. We believe that AXP Focused Growth Fund remains a viable holding for the growth side of an equity asset allocation in a reasonable and prudent amount. It is designed to be somewhat more aggressive than a more diversified growth equity portfolio. Overall, we remain positive on growth stock investing, particularly as the economy continues toward recovery.

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8 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

AXP Focused Growth Fund

Sept. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (74.4%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.6%)
United Technologies                                   12,900            $728,721

Automotive & related (1.6%)
Gentex                                                26,300(b)          715,097

Banks and savings & loans (8.0%)
Bank of America                                       15,900           1,014,420
BB&T                                                  17,600             616,704
Fifth Third Bancorp                                   18,600           1,138,878
Washington Mutual                                     28,500             896,895
Total                                                                  3,666,897

Beverages & tobacco (2.2%)
Coca-Cola                                             21,300           1,021,548

Computer software & services (2.7%)
Microsoft                                             27,900(b)        1,218,951

Computers & office equipment (7.0%)
Cisco Systems                                         80,600(b)          844,688
Dell Computer                                         40,400(b)          950,208
EMC                                                   89,600(b)          409,472
QLogic                                                20,000(b)          520,800
Symantec                                              14,300(b)          481,481
Total                                                                  3,206,649

Electronics (4.0%)
Applied Materials                                     42,300(b)          488,565
Intel                                                 34,600             480,594
Maxim Integrated Products                             34,000(b)          841,840
Total                                                                  1,810,999

Health care (21.4%)
Abbott Laboratories                                   17,600             711,040
Amgen                                                 24,400(b)        1,017,480
Enzon                                                 38,000(b)          731,120
IDEC Pharmaceuticals                                  13,300(b)          552,216
Johnson & Johnson                                     24,400           1,319,552
King Pharmaceuticals                                  26,400(b)          479,688
MedImmune                                             35,200(b)          734,624
Medtronic                                             25,700           1,082,484
Merck & Co                                            21,600             987,336
Pfizer                                                43,900           1,273,978
STERIS                                                35,200(b)          876,832
Total                                                                  9,766,350

Health care services (8.0%)
AmerisourceBergen                                     11,400             814,188
Cardinal Health                                       17,500           1,088,500
LifePoint Hospitals                                   16,400(b)          511,483
McKesson                                              24,300             688,419
UnitedHealth Group                                     6,400             558,208
Total                                                                  3,660,798

Industrial equipment & services (2.1%)
Fastenal                                              30,500             963,190

Leisure time & entertainment (3.4%)
Harley-Davidson                                       10,400             483,080
Viacom Cl B                                           26,800(b)        1,086,740
Total                                                                  1,569,820

Multi-industry conglomerates (2.5%)
General Electric                                      46,900           1,156,085

Paper & packaging (1.2%)
Smurfit-Stone Container                               45,100(b)          566,456

Restaurants & lodging (1.1%)
Yum! Brands                                           17,700(b)          490,467

See accompanying notes to investments in securities.

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9 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Retail (9.8%)
AutoZone                                               3,100(b)         $244,466
Kohl's                                                 7,800(b)          474,318
Lowe's Companies                                      26,100           1,080,540
Wal-Mart Stores                                       24,600           1,211,304
Walgreen                                              23,000             707,480
Williams-Sonoma                                       31,200(b)          737,256
Total                                                                  4,455,364

Textiles & apparel (1.6%)
Columbia Sportswear                                   21,000(b)          729,120

Transportation (--%)
Heartland Express                                          1(b)               19

Total common stocks
(Cost: $43,089,764)                                                  $35,726,531

Preferred stock (1.1%)

Issuer                                                Shares            Value(a)

Public Service Enterprise Group
     10.25% Cv                                        11,000            $527,450

Total preferred stock
(Cost: $553,266)                                                        $527,450

Bonds (8.2%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Building materials & construction (2.2%)
Masco
     Zero Coupon Cv
         07-20-31               3.04%             $2,400,000(c)         $996,000

Energy equipment & services (2.2%)
Diamond Offshore Drilling
     Zero Coupon Cv
         06-06-20               3.54               1,900,000(c)       1,014,125

Health care (2.2%)
Medtronic
     Cv
         09-15-21               1.25                 975,000           1,004,250

Retail (2.0%)
Kohl's
     Zero Coupon Cv
         06-12-20               2.47               1,500,000(c)          928,125

Total bonds
(Cost: $3,997,946)                                                    $3,942,500

Short-term securities (11.4%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies Federal Home Loan Mtge Corp Disc Nts
         10-04-02               1.70%             $2,000,000          $1,999,621
         11-07-02               1.68                 600,000             598,936
         11-12-02               1.70                 200,000             199,594
         11-19-02               1.67               1,000,000             997,681
Federal Natl Mtge Assn Disc Nts
         10-23-02               1.69                 500,000             499,502
         11-06-02               1.65                 500,000             499,194
         12-11-02               1.71                 700,000             697,750

Total short-term securities
(Cost: $5,492,325)                                                    $5,492,278

Total investments in securities
(Cost: $53,133,301)(d)                                               $45,688,759

See accompanying notes to investments in securities.

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


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(d) At Sept. 30, 2002, the cost of securities for federal income tax purposes was approximately $53,133,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $   134,000

     Unrealized depreciation                                         (7,578,000)
                                                                     ----------
     Net unrealized depreciation                                    $(7,444,000)
                                                                    -----------

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11 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Focused Growth Fund

Sept. 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $53,133,301)                                                                      $  45,688,759
Cash in bank on demand deposit                                                                               81,187
Capital shares receivable                                                                                     4,614
Dividends and accrued interest receivable                                                                    26,788
Receivable for investment securities sold                                                                 4,373,536
                                                                                                          ---------
Total assets                                                                                             50,174,884
                                                                                                         ----------

Liabilities
Payable for investment securities purchased                                                               2,106,613
Accrued investment management services fee                                                                    2,598
Accrued distribution fee                                                                                      2,050
Accrued transfer agency fee                                                                                   2,436
Accrued administrative services fee                                                                             240
Other accrued expenses                                                                                       56,575
                                                                                                             ------
Total liabilities                                                                                         2,170,512
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                    $  48,004,372
                                                                                                      =============

Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     346,218
Additional paid-in capital                                                                              156,960,432
Net operating loss                                                                                         (336,280)
Accumulated net realized gain (loss) (Note 6)                                                          (101,521,456)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                           (7,444,542)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $  48,004,372
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $  31,107,729
                                                            Class B                                   $  15,780,742
                                                            Class C                                   $   1,103,652
                                                            Class Y                                   $      12,249
Net asset value per share of outstanding capital stock:     Class A shares         22,319,204         $        1.39
                                                            Class B shares         11,488,375         $        1.37
                                                            Class C shares            805,425         $        1.37
                                                            Class Y shares              8,748         $        1.40
                                                                                        -----         -------------

See accompanying notes to financial statements.

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


Statement of operations

AXP Focused Growth Fund

Six months ended Sept. 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                              $    170,345
Interest                                                                                                     30,890
   Less foreign taxes withheld                                                                               (3,336)
                                                                                                             ------
Total income                                                                                                197,899
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          200,038
Distribution fee
   Class A                                                                                                   53,889
   Class B                                                                                                  113,214
   Class C                                                                                                    7,338
Transfer agency fee                                                                                         146,306
Incremental transfer agency fee
   Class A                                                                                                   10,404
   Class B                                                                                                    9,455
   Class C                                                                                                      625
Service fee -- Class Y                                                                                            8
Administrative services fees and expenses                                                                    18,669
Compensation of board members                                                                                 6,930
Custodian fees                                                                                                7,630
Printing and postage                                                                                         33,087
Registration fees                                                                                            35,011
Audit fees                                                                                                    7,500
Other                                                                                                         1,532
                                                                                                              -----
Total expenses                                                                                              651,636
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (116,192)
                                                                                                           --------
                                                                                                            535,444
   Earnings credits on cash balances (Note 2)                                                                (1,265)
                                                                                                             ------
Total net expenses                                                                                          534,179
                                                                                                            -------
Investment income (loss) -- net                                                                            (336,280)
                                                                                                           --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                              (27,524,102)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (1,753,980)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   (29,278,082)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(29,614,362)
                                                                                                       ============

See accompanying notes to financial statements.

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


Statements of changes in net assets

AXP Focused Growth Fund


                                                                               Sept. 30, 2002        March 31, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                  $   (336,280)         $   (802,153)
Net realized gain (loss) on investments                                           (27,524,102)          (44,411,318)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (1,753,980)           37,706,287
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                   (29,614,362)           (7,507,184)
                                                                                  -----------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          4,095,770            28,131,727
   Class B shares                                                                   2,254,180            13,072,961
   Class C shares                                                                     220,856               910,478
Payments for redemptions
   Class A shares                                                                  (9,504,230)          (21,315,732)
   Class B shares (Note 2)                                                         (5,906,223)           (8,054,639)
   Class C shares (Note 2)                                                           (278,194)             (464,754)
   Class Y shares                                                                         (24)                   --
                                                                                          ---                    --
Increase (decrease) in net assets from capital share transactions                  (9,117,865)           12,280,041
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                           (38,732,227)            4,772,857
Net assets at beginning of period                                                  86,736,599            81,963,742
                                                                                   ----------            ----------
Net assets at end of period                                                      $ 48,004,372          $ 86,736,599
                                                                                 ============          ============

See accompanying notes to financial statements.

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14 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Focused Growth Fund

(Unaudited as to Sept. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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15 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $18,484 for the six months ended Sept. 30, 2002.

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17 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $71,505 for Class A, $23,913 for Class B and $158 for Class C for the six months ended Sept. 30, 2002.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y. In addition, for the six months ended Sept. 30, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 2.07% for Class C shares and 1.11% for Class Y shares.

During the six months ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $1,265 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $44,452,714 and $58,463,451, respectively, for the six months ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $10,221 for the six months ended Sept. 30, 2002.

--------------------------------------------------------------------------------
18 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT



Income from securities lending amounted to $59 for the six months ended Sept.
30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        2,339,359         1,298,843          126,152                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (5,356,671)       (3,428,990)        (159,588)              (12)
                                           ----------        ----------         --------               ---
Net increase (decrease)                    (3,017,312)       (2,130,147)         (33,436)              (12)
                                           ----------        ----------          -------               ---

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       12,070,711         5,681,941          399,500                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (9,453,719)       (3,643,125)        (204,966)               --
                                           ----------        ----------         --------                --
Net increase (decrease)                     2,616,992         2,038,816          194,534                --
                                            ---------         ---------          -------                --

5. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2002.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $70,731,463 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT



7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                           $2.19        $2.35       $ 4.98

Income from investment operations:

Net investment income (loss)                                                    (.01)        (.01)        (.01)

Net gains (losses) (both realized and unrealized)                               (.79)        (.15)       (2.62)

Total from investment operations                                                (.80)        (.16)       (2.63)

Net asset value, end of period                                                 $1.39        $2.19       $ 2.35

Ratios/supplemental data

Net assets, end of period (in millions)                                          $31          $55          $53

Ratio of expenses to average daily net assets(c),(e)                           1.32%(d)     1.26%        1.30%(d)

Ratio of net investment income (loss) to average daily net assets              (.72%)(d)    (.65%)       (.47%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%          78%          54%

Total return(i)                                                              (36.53%)      (6.81%)     (52.81%)


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                           $2.16        $2.34       $ 4.99

Income from investment operations:

Net investment income (loss)                                                    (.01)        (.03)        (.03)

Net gains (losses) (both realized and unrealized)                               (.78)        (.15)       (2.62)

Total from investment operations                                                (.79)        (.18)       (2.65)

Net asset value, end of period                                                 $1.37        $2.16       $ 2.34

Ratios/supplemental data

Net assets, end of period (in millions)                                          $16          $29          $27

Ratio of expenses to average daily net assets(c),(f)                           2.08%(d)     2.04%        2.07%(d)

Ratio of net investment income (loss) to average daily net assets             (1.50%)(d)   (1.43%)      (1.25%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%          78%          54%

Total return(i)                                                              (36.57%)      (7.69%)     (53.11%)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                           $2.16        $2.34       $ 4.98

Income from investment operations:

Net investment income (loss)                                                    (.01)        (.03)        (.02)

Net gains (losses) (both realized and unrealized)                               (.78)        (.15)       (2.62)

Total from investment operations                                                (.79)        (.18)       (2.64)

Net asset value, end of period                                                 $1.37        $2.16       $ 2.34

Ratios/supplemental data

Net assets, end of period (in millions)                                           $1           $2           $2

Ratio of expenses to average daily net assets(c),(g)                           2.07%(d)     2.04%        2.07%(d)

Ratio of net investment income (loss) to average daily net assets             (1.48%)(d)   (1.43%)      (1.25%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%          78%          54%

Total return(i)                                                              (36.57%)      (7.69%)     (53.01%)


Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(b)

Net asset value, beginning of period                                           $2.20        $2.35       $ 4.98

Income from investment operations:

Net investment income (loss)                                                    (.01)        (.01)        (.01)

Net gains (losses) (both realized and unrealized)                               (.79)        (.14)       (2.62)

Total from investment operations                                                (.80)        (.15)       (2.63)

Net asset value, end of period                                                 $1.40        $2.20       $ 2.35

Ratios/supplemental data

Net assets, end of period (in millions)                                          $--          $--          $--

Ratio of expenses to average daily net assets(c),(h)                           1.11%(d)     1.06%        1.11%(d)

Ratio of net investment income (loss) to average daily net assets              (.51%)(d)    (.46%)       (.34%)(d)

Portfolio turnover rate (excluding short-term securities)                        71%          78%          54%

Total return(i)                                                              (36.36%)      (6.38%)     (52.81%)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.66%, 1.40% and 1.59% for the six months ended Sept. 30, 2002, and for the periods ended March 31, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.44%, 2.16% and 2.35% for the six months ended Sept. 30, 2002, and for the periods ended March 31, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.45%, 2.16% and 2.35% for the six months ended Sept. 30, 2002, and for the periods ended March 31, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47%, 1.24% and 1.36% for the six months ended Sept. 30, 2002, and for the periods ended March 31, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Sept. 30, 2002 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP FOCUSED GROWTH FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Focused Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6010 D (11/02)